EXHIBIT 99.1



JOHN J. BINGHAM, JR. [State Bar No. 075842]                FILED
DANNING, GILL, DIAMOND & KOLLITZ, LLP                  JAN 23 2002
  a limited liability partnership              CLERK U.S. BANKRUPTCY COURT
  composed of professional corporation       CENTRAL DISTRICT OF CALIFORNIA
2029 Century Park East, Third Floor
Los Angeles, California 90067-2904                        ENTERED
Telephone:   (310)277-0077                             JAN 24 2002
Facsimile:  (310)277-5735                      CLERK U.S. BANKRUPTCY COURT
                                              CENTRAL DISTRICT OF CALIFORNIA

Attorneys for James J. Joseph,
Chapter 11 Trustee

Ronald Rus, Esq. [State Bar No. 067369]
Cathrine Castaldi, Esq. [State Bar No. 156089]
Rus, Miliband & Smith,
A Professional Corporation
2600 Michelson Drive, 7th Floor
Irvine, CA 92612

Attorneys for The Official Committee of
Equity Security Holders

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                               SANTA ANA DIVISION

                                       ) Case No. SA 98-27040-RA
                                       )       [Chapter 11]
VISION CAPITAL SERVICES                ) In a Case Under Chapter 11
                                       ) of the Bankruptcy
CORPORATION, a California corporation; ) Code (11 U.S.C.Sec. 1101 et seq.)
                                       )
        Debtors and                    ) ORDER CONFIRMING JOINT CHAPTER 11
        Debtors- in- Possession.       ) PLAN PROPOSED BY CHAPTER 11
---------------------------------------) TRUSTEE AND THE OFFICIAL
_       Affects All Debtors.           ) COMMITTEE OF EQUITY SECURITY
                                       ) HOLDERS AS MODIFIED AT HEARING
---------------------------------------)
VISION CAPITAL SERVICES                )
CORPORATION, a California corporation; ) Date: December 21, 2001
Case No. SA 98-27040-RA                ) Time: 3:30 p.m.
_  Affected by this Pleading           ) Ctrm: 6C
---------------------------------------)
INCOME NETWORK COMPANY, INC.,          )
a California corporation;              )
Case No. SA 98-27041-RA                )
_  Affected by this Pleading           )
                                       )
                                       )
---------------------------------------)


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PERFORMANCE DEVELOPMENT INC., a        )
California corporation                 )
Case No. SA 98-27042-RA                )
_  Affected by this Pleading           )
---------------------------------------)
PERFORMANCE CAPITAL                    )
MANAGEMENT, INC., a California         )
corporation                            )
Case No. SA 98-27043-RA                )
XX  Affected by this Pleading          )
--                                     )
---------------------------------------)
ATLAS EQUITY INC., dba                 )
PERFORMANCE TELECOM, dba               )
PERFORMANCE COMMUNICATIONS             )
SERVICES, dba ALLEN RICHARDS           )
& ASSOCIATES, a California corporation;)
Case No. SA 98-27044-RA                )
   Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT           )
FUND, LTD., a California limited       )
partnership                            )
Case No. SA 98-27098-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT           )
FUND II, LTD., a California Limited    )
partnership                            )
Case No. SA 98-27098-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT           )
FUND III, LTD., a California limited   )
partnership                            )
Case No. SA 98-27101-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT           )
FUND IV, LTD., a California limited    )
partnership                            )
Case No. SA 98-27105-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT           )
FUND V, LTD., a California limited     )
partnership                            )
Case No. SA 98-27106-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)

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          The confirmation of the Joint Chapter 11 Plan Proposed by Chapter 11
Trustee and the Official Committee of Equity Security Holders ("the Plan"), came on regularly for hearing on December 21, 2001 in Courtroom 6C of the above-entitled Court, before the Honorable Robert W. Alberts, United States Bankruptcy Judge after due and appropriate notice. The Plan Proponents (defined as Chapter 11 Trustee, James J. Joseph (the "Trustee") and the Official Committee of Equity Security Holders (the "Committee")), appeared by and through their respective attorneys of record, Danning, Gill, Diamond & Kollitz, LLP, by James J. Bingham, Esq., and Rus, Miliband, & Smith, a Professional Corporation, by Cathrine M. Castaldi.

          The Plan Proponents submitted the Plan and documentary evidence in support of confirmation. The Plan Proponents moved for modification of the Plan in one respect as further described at paragraph 3 and 4 herein, which modification the Court finds to be immaterial. The Court having read and considered the Plan and all supporting evidence, as well as the arguments of counsel and being fully advised having determined the following findings and conclusions, at the hearing:

          1. Performance Capital Management, Inc., a California corporation ("PCM"); Performance Asset Management Fund, Ltd., a California limited partnership ("PAM"); Performance Asset Management Fund II, Ltd,, a California limited partnership ("PAM II"); Performance Asset Management Fund III, Ltd., a California limited partnership ("PAM III"); Performance Asset Management Fund IV, Ltd., a California limited partnership ("PAM IV"); Performance Asset Management Fund V, Ltd., a California limited partnership ("PAM V") (collectively, PAM I - V are referred to herein as the "PAM Funds") are the Debtors filing voluntary Chapter 11 petitions under the United States Bankruptcy Code (the "Bankruptcy Code"), 11 U.S.C. Sec. 101 et seq. on December 22 and 23,
                                                 -- ---
1998.
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                                      -3-
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          2.     The Plan Proponents filed their First Amended Disclosure
Statement on December 19, 2001 (the "Disclosure Statement"), and the Plan on September 6, 2001. The Court approved the Disclosure Statement at a hearing on October 12, 2001, and the Plan Proponents transmitted a copy of the Disclosure Statement and Plan to the holders of claims and interests of the PAM Funds and PCM.

          3. The Plan Proponents proposed, and the Court accepted, a non-material modification to the Plan, which modified the Plan to provide for payment of interest at the rate of 4.47% per annum from December 23, 1998 (calculated in accordance with the Federal Post- Judgment Interest in existence on December 23, 1998) to holders of allowed claims in Classes 4, 5, 6, 7 and 8 (unsecured claims against the PAM Funds).

          4. The Plan was further modified to reflect that neither Phillip Kief nor Richard Matthews would be serving as board members of Performance Capital Management, LLC, a limited liability company ("PCMLLC").

          5. The Plan complies with the applicable provisions of Title 11 of the Bankruptcy Code.

          6. The proponent of the Plan has complied with the applicable provisions of Title 11 United States Code.

          7. The Plan has been proposed in good faith and not by any means forbidden by law.

          8. Any payment made or promised by the Plan Proponents, by the Debtor(s), or by any person issuing securities or acquiring property under the Plan, for services or for costs and expenses in, or in connection with, the case, or in connection with the Plan and incident to the case, have been disclosed to the Court; and any such payment made before confirmation of the Plan is reasonable; or if such payment is to be fixed after confirmation of the Plan, such payment is subject to the approval of the Court as reasonable.

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                                      -4-
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          9.     The Plan Proponents have disclosed the identity of any insider that will be employed or retained PCMLLC, and the nature of any compensation for such insider.

          10. With respect to each class, each holder of a claim or interest of such class has accepted the Plan; or will receive or retain under the Plan on account of such claim or interest, property of a value, as of the Effective Date of the Plan, that is not less than the amount that such holder would so receive or retain if the Debtor were liquidated under chapter 7.

          11. Except to the extent that the holder of a particular claim has agreed to a different treatment of such claim, the Plan provides that:

               A. with respect to a claim of a kind specified in section 507(a)(l) or 507(a)(2) of the Code, on the Effective Date of the Plan or as soon as practicable thereafter, the holder of such claim will receive on account of such claim cash equal to the allowed amount of such claim;

               B. with respect to a class of claims of a kind specified in sections 507(a)(3), 507(a)(4), 507(a)(5), 507(a)(6) or 507(a)(7) of the Code,
each holder of a claim of such class will receive cash on the Effective Date of the Plan equal to the allowed amount of such claim or including such interest as provided at law; and

               C. with respect to a claim of a kind specified in section 507(a)(8) of the Code, the holder of such claim will receive cash equal to the allowed amount of such claim, including such interest as allowed at law on the later of thirty (30) days after the Effective Date; thirty (30) days after a Priority Tax Claim becomes an Allowed Priority Tax Claim; or thirty (30) days after the Priority Tax Claim is allowed by a Final Order, as that term is defined in the Plan.

          12. At least one class of impaired claims has accepted the Plan, determined without including any acceptance of the Plan by an insider holding a claim of such class.

          13. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization of the Debtors, or any successor to the Debtors under die Plan, unless such liquidation or reorganization is proposed as part of the Plan.


                                      -5-
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          14.     All fees payable under 28 U.S.C. Sec. 1930 have been paid or the Plan provides for the payment of all such fees on the Effective Date of the Plan.

          15. All applicable requirements of subsection (a) of 11 U.S.C. Sec. 1129 have been met with respect to the Plan, and the Plan does not discriminate unfairly, and is fair and equitable, with respect to each class of claims or interests that is impaired under and has not accepted the Plan, if any.

                                      ORDER
                                      -----

          IT IS HEREBY ORDERED that the Joint Chapter 11 Plan Proposed by Chapter 11 Trustee and the Official Committee of Equity Security Holders dated September 6, 2001, as modified in open court as set forth above, is confirmed.

          IT IS FURTHER ORDERED that the Court shall retain jurisdiction to the fullest extent provided by law.

          IT IS FURTHER ORDERED that a status report ("Report") explaining what progress has been made toward consummation of the confirmed plan of reorganization must be filed by PCMLLC with the Court and served on the United States Trustee, the twenty largest unsecured creditors of each Plan Debtor, and on the Trustee and counsel for the Committee, and those parties who have requested special notice no later than 6 months after entering of this Order. Further Reports must be filed every six months thereafter and served on the same entities, unless otherwise ordered by the Court.

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                                      -6-

          IT IS FURTHER ORDERED that when the case is fully administered, PCMLLC shall file an application for final decree.

DATED:   1/23/02                     /s/ ROBERT W. ALBERTS
                                     -------------------------------
                                     ROBERT W. ALBERTS
                                     UNITED STATES BANKRUPTCY JUDGE

Submitted by:
 RUS, MILIBAND & SMITH, APC

By:   /s/  CATHERINE M. CASTALDI
      ----------------------------------------
      CATHERINE M. CASTALDI
      Attorneys for The Official
      Committee of Equity Security Holders


DANNING, GILL, DIAMOND & KOLLITZ, LLP

By:   /s/  JOHN J. BINGHAM
      -----------------------------------------
      JOHN J. BINGHAM
      Attorneys for James J. Joseph,
      Chapter 11 Trustee


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